UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2010
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918-573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01.Financial Statements and Exhibits
INDEX TO EXHIBITS
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On October 28, 2010, The Williams Companies, Inc. (“Williams” or the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2010. A copy of the press release and accompanying financial highlights and operating statistics and reconciliation schedules are furnished herewith as Exhibit 99.1 and are incorporated herein in their entirety by reference.
     The press release and accompanying financial highlights and operating statistics and reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

(d)	Exhibits
Exhibit 99.1	Press release of the Company dated October 28, 2010, and accompanying schedules, publicly announcing the Company’s third quarter 2010 financial results.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Date: October 28, 2010	Name:	/s/ Donald R. Chappel Donald R. Chappel
	Title:	Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Press release of the Company dated October 28, 2010 and accompanying schedules, publicly announcing the Company’s third quarter 2010 financial results.

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